--------------------------------------------------------------------------------
[GRAPHIC OF INVESCO LOGO OMITTED]

                 CIM HIGH YIELD SECURITIES - 2000 ANNUAL REPORT

          We are pleased to provide this annual report for CIM High Yield Securities (the "Fund") as of December 31, 2000. The following pages contain a listing of the Fund's holdings as well as the financial statements for the year.

    MARKET REVIEW AND OUTLOOK

         Continuing the trend that started early in 2000, the high yield bond market deteriorated further in the later part of 2000. The Credit Suisse First Boston High Yield Index finished the year with a return of -6.31% compared to a positive return of 2.26% in 1999. By comparison, the Fund finished 2000 with a return at N.A.V. of -17.86% and a market value return* of 4.875%. A rising default environment influenced heavy mutual fund outflows in the market through the fourth quarter. Fourth quarter high yield bond issuance contracted 70% from the third quarter, closing the year with an annual new issue total of $37.5 billion versus an annual new issue total of $80.2 billion for the prior year. Defaults trended upward toward the end of the year with the Moody's trailing twelve-months global speculative grade default rate (percentage-of-issuers basis) rising from 5.05% in October, to 5.39% in November and finally to 6.02% in December.

          Moving into 2001, we have seen some positive trends in the market. On the heels of a two-year slump, the high yield bond market has rallied impressively out of the gate with help from Federal Reserve Board rate cuts. Reversing the trend in 2000, mutual fund inflows have been positive ($6.6 billion) so far this year. With this important form of capital for leveraged companies opening up, approximately $3 billion in new issuance was priced in January. This increase in new issuance could provide much needed market liquidity. We intend to take advantage of this market to seek issues that will improve the income level of the portfolio. However, we will continue to keep a watchful eye on the default rate in the new year as we seek to maintain the level of portfolio credit quality consistent with capital preservation. As always, an investment in the Fund involves significant risk.

    FUND AND MANAGER UPDATE

         In August of 2000, Martha Metcalf joined INVESCO to take over management responsibilities for the High Yield Bond Group and the Fund. In response to the market environment, the Fund was restructured with an eye toward quality and capital preservation. The credit quality of the Fund has improved by a migration to higher quality credits. Though the Fund did suffer loss of capital, this migration aided in helping minimize this erosion during a time of unusually high default levels and helped to reduce the overall losses that occurred in the portfolio.

          The impact of this restructuring has been a lower dividend level. However, with the overall health of the portfolio now more stable, efforts can now be made to re-establish a high-income level for the Fund.

          In an effort to further improve performance, INVESCO's High Yield Bond Team was reorganized into the High Yield Investments Group in January 2001. The new High Yield Investments Group is headed by Anthony Clemente who, prior to joining INVESCOin 1998, structured and managed Merrill Lynch's closed-end High Yield Bond and Loan Funds, beginning in 1993. We feel that the synergies achieved through the combination of operational systems and concentration of investment focus of the new High Yield Investments Group will enhance the performance of the Fund going forward.

                                                                  INVESCO, Inc.

  * Market Value Return is based on market price and assumes investment at market price at the beginning of the period referenced, reinvestment of all distributions for the period, and sale of all shares at the closing common stock price at the end of the period referenced.

--------------------------------------------------------------------------------

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
DECEMBER 31, 2000

  PRINCIPAL                                                                                              VALUE
   AMOUNT                                                                                              (NOTE 1)
 ---------                                                                                           ------------
 CORPORATE BONDS AND NOTES -- 129.8%
              TELECOMMUNICATIONS -- 24.8%
$ 1,250,000   Flag Telecom Holdings, Ltd., Sr. Notes, 11.625%, 03/30/10 ..........................   $   981,250
    750,000   Global Crossing Holdings, Ltd., Sr. Notes, 9.125%, 11/15/06 ........................       721,875
    500,000   Leap Wireless, Sr. Notes, 12.500%, 04/15/10 ........................................       292,500
    750,000   Level 3 Communications, Sr. Notes, 11.250%, 03/15/10 ...............................       656,250
    500,000   McLeodUSA, Inc., Sr. Notes, 9.500%, 11/01/08 .......................................       457,500
    250,000   Metromedia Fiber Network, Sr. Notes, 10.000%, 12/15/09 .............................       208,750
  1,000,000   Mpower Communications/Mpower Holdings, Sr. Notes, 13.000%, 04/01/10 ................       450,000
    500,000   Nextel Communications, Sr. Notes, 9.375%, 11/15/09 .................................       467,500
  1,000,000   PSINet, Inc., Sr. Notes, 11.000%, 08/01/09 .........................................       265,000
    500,000   RCN Corp., Sr. Notes, 10.125%, 01/15/10 ............................................       257,500
    300,000   Spectrasite Holdings, Inc., Sr. Discount Notes, 0.000%, 03/15/10 ...................       154,500
  1,000,000   Williams Communications Group, Inc., Sr. Notes, 10.875%, 10/01/09 ..................       750,000
    875,000   Winstar Communications Group, Sr. Notes, 12.750%, 04/15/10 .........................       581,875
    750,000   XO Communications, Inc., Sr. Notes, 10.750%, 11/15/08 ..............................       622,500
                                                                                                     -----------
                                                                                                       6,867,000
                                                                                                     -----------
              BROADCAST, RADIO AND CABLE TV -- 16.3%
    500,000   Adelphia Communications, Sr. Notes, 9.375%, 11/15/09 ...............................       442,500
    375,000   Callahan Nordrhein, Sr. Notes, 14.000%, 07/15/10*** ................................       337,500
    500,000   Charter Communications, Sr. Notes, 10.250%, 01/15/10 ...............................       490,000
    500,000   Echostar Broadband Corp., Sr. Notes, 10.375%, 10/01/07*** ..........................       493,750
    375,000   Ekabel Hessen, Sr. Notes, 14.500%, 09/01/10*** .....................................       318,750
    500,000   Fox Family Worldwide, Inc., Sr. Notes, 9.250%, 11/01/07 ............................       495,000
    500,000   Insight Midwest/Insight Capital, Sr. Notes, 10.500%, 11/01/10*** ...................       521,250
    500,000   Lamar Media Corp., Sr. Sub. Notes, 8.625%, 09/15/07 ................................       503,750
    550,000   NTL Communications Corp., Sr. Notes, 11.875%, 10/01/10*** ..........................       492,250
    500,000   Telewest Communication PLC, Sr. Notes, 9.875%, 02/01/10 ............................       437,500
                                                                                                     -----------
                                                                                                       4,532,250
                                                                                                     -----------
              HOTELS AND CASINOS -- 12.3%
    500,000   Anchor Gaming, Sr. Sub. Notes, 9.875%, 10/15/08*** .................................       516,250
    500,000   Argosy Gaming Co., Sr. Notes, 10.750%, 06/01/09 ....................................       523,750
    500,000   Hollywood Casino Corp., Sr. Sub. Notes, 11.250%, 05/01/07 ..........................       518,750
    500,000   Host Marriott LP, Sr. Notes, 9.250%, 10/01/07*** ...................................       500,000
    525,000   Mandalay Resort Group, Sr. Sub. Notes, 9.250%, 12/01/05 ............................       514,500
    800,000   MGM Mirage, Sr. Sub. Notes, 9.750%, 06/01/07 .......................................       840,000
                                                                                                     -----------
                                                                                                       3,413,250
                                                                                                     -----------
              CHEMICALS AND PLASTICS -- 9.0%
    400,000   Avecia Group PLC, Sr. Notes, 11.000%, 07/01/09 .....................................       397,000
    500,000   Georgia Gulf Corp., Sr. Notes, 10.375%, 11/01/07 ...................................       470,000
    500,000   Huntsman ICI Chemicals, Ltd., Sr. Sub. Notes, 10.125%, 07/01/09 ....................       488,750
    500,000   Lyondell Chemical Co., Sr. Sub. Notes, 10.875%, 05/01/09 ...........................       471,250

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
DECEMBER 31, 2000

  PRINCIPAL                                                                                             VALUE
   AMOUNT                                                                                              (NOTE 1)
 ---------                                                                                           -----------
 CORPORATE BONDS AND NOTES -- (CONTINUED)
              CHEMICALS AND PLASTICS -- (CONTINUED)
$   300,000   Scotts Co., Sr. Sub. Notes, 8.625%, 01/15/09*** ....................................   $   292,500
    400,000   Sovereign Specialty Chemicals, Sr. Sub. Notes, 11.875%, 03/15/10 ...................       386,000
                                                                                                     -----------
                                                                                                       2,505,500
                                                                                                     -----------
              OIL AND GAS -- 8.9%
    525,000   Frontier Oil Corp., Sr. Notes, 11.750%, 11/15/09 ...................................       523,031
    550,000   R & B Falcon Corp., Sr. Notes, 12.250%, 03/15/06 ...................................       651,750
    750,000   Swift Energy Co., Sr. Sub. Notes, 10.250%, 08/01/09 ................................       774,375
    500,000   Triton Energy, Ltd., Sr. Notes, 8.875%, 10/01/07 ...................................       508,125
                                                                                                     -----------
                                                                                                       2,457,281
                                                                                                     -----------
              BUILDING AND DEVELOPMENT -- 8.1%
    250,000   American Plumbing & Mechanics, Sr. Sub. Notes, 11.625%, 10/15/08 ...................       241,875
  1,050,000   Atrium Companies, Inc., Sr. Sub. Notes, 10.500%, 05/01/09 ..........................       819,000
    900,000   Corrections Corp. of America, Inc., Sr. Notes, 12.000%, 06/01/06 ...................       355,500
    300,000   D. R. Horton, Inc., Sr. Notes, 10.500%, 04/01/05 ...................................       309,000
    500,000   Lennar Corp., Sr. Notes, 9.950%, 05/01/10 ..........................................       512,500
                                                                                                     -----------
                                                                                                       2,237,875
                                                                                                     -----------
              ELECTRONICS -- 6.4%
    700,000   Chippac International, Ltd, Sr. Sub. Notes, 12.750%, 08/01/09 ......................       591,500
    675,000   Fairchild Semiconductor, Sr. Sub. Notes, 10.375%, 10/01/07 .........................       637,875
    625,000   SCG Holding & Semiconductor Co., Sr. Sub. Notes, 12.000%, 08/01/09 .................       531,250
                                                                                                     -----------
                                                                                                       1,760,625
                                                                                                     -----------
              PACKAGING AND CONTAINERS -- 5.9%
    500,000   Kappa Beheer BV, Sr. Sub. Notes, 10.625%, 07/15/09 .................................       512,500
    500,000   Packaging Corp. of America, Sr. Sub. Notes, 9.625%, 04/01/09 .......................       518,750
    500,000   Riverwood International Corp., Sr. Notes, 10.625%, 08/01/07 ........................       502,500
     99,000   Stone Container Corp., Sr. Sub. Notes, 12.250%, 04/01/02 ...........................        99,866
                                                                                                     -----------
                                                                                                       1,633,616
                                                                                                     -----------
              HEALTHCARE -- 5.5%
    250,000   Fisher Scientific International, Inc., Sr. Sub. Notes, 9.000%, 02/01/08 ............       233,125
    500,000   Tenet Healthcare Corp., Sr. Notes, 9.250%, 09/01/10 ................................       545,625
    700,000   Triad Hospitals Holdings, Sr. Sub. Notes, 11.000%, 05/15/09 ........................       742,875
                                                                                                     -----------
                                                                                                       1,521,625
                                                                                                     -----------
              UTILITIES -- 3.8%
    500,000   CMS Energy Corp., Sr. Notes, 9.875%, 10/15/07 ......................................       521,250
    500,000   AES Corp., Sr. Notes, 9.500%, 06/01/09 .............................................       520,000
                                                                                                     -----------
                                                                                                       1,041,250
                                                                                                     -----------

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
DECEMBER 31, 2000

  PRINCIPAL                                                                                             VALUE
   AMOUNT                                                                                              (NOTE 1)
 ---------                                                                                           -----------
 CORPORATE BONDS AND NOTES -- (CONTINUED)
              SURFACE TRANSPORTATION -- 3.7%
$   750,000   Ameritruck Distribution Corp.,  Sr. Sub. Notes, 12.250%, 11/15/05 (a) ..............   $         0
    525,000   North American Van Lines, Sr. Sub. Notes, 13.375%, 12/01/09*** .....................       433,125
    700,000   Railamerica Transport, Sr. Sub. Notes, 12.875%, 08/15/10 ...........................       584,500
                                                                                                     -----------
                                                                                                       1,017,625
                                                                                                     -----------
              LEISURE -- 3.5%
  1,000,000   Six Flags, Inc., Sr. Notes, 9.750%, 06/15/07 .......................................       975,000
                                                                                                     -----------
              FOREST PRODUCTS -- 3.2%
    400,000   Doman Industries, Ltd., Sr. Notes, 12.000%, 07/01/04 ...............................       390,000
    500,000   Tembec Industries, Inc., Sr. Notes, 8.625%, 06/30/09 ...............................       497,500
                                                                                                     -----------
                                                                                                         887,500
                                                                                                     -----------
              AUTOMOTIVE -- 3.1%
    500,000   Exide Corp., Sr. Notes, 10.000%, 04/15/05 ..........................................       375,000
  1,000,000   Safety Components International, Inc., Sr. Sub. Notes, 10.125%, 07/15/07 (a) .......       215,000
    550,000   Tenneco Automotive, Inc., Sr. Sub. Notes, 11.625%, 10/15/09 ........................       269,500
                                                                                                     -----------
                                                                                                         859,500
                                                                                                     -----------
              AIR TRANSPORTATION -- 2.0%
    600,000   Northwest Airlines, Inc., 7.875%, 03/15/08 .........................................       560,250
                                                                                                     -----------
              FOOD SERVICE -- 1.8%
    500,000   Sbarro, Inc., Sr. Notes, 11.000%, 09/15/09 .........................................       503,125
                                                                                                     -----------
              NON-FERROUS METALS -- 1.8%
    500,000   P&L Coal Holdings Corp., Sr. Sub. Notes, 9.625%, 05/15/08 ..........................       500,625
                                                                                                     -----------
              AEROSPACE -- 1.8%
    500,000   BE Aerospace, Sr. Sub. Notes, 9.500%, 11/01/08 .....................................       498,750
                                                                                                     -----------
              BUSINESS EQUIPMENT AND SERVICES -- 1.8%
    500,000   Iron Mountain, Inc., Sr. Sub. Notes, 9.125%, 07/15/07 ..............................       497,500
                                                                                                     -----------
              FINANCIAL INTERMEDIARIES -- 1.8%
    500,000   Sovereign Bancorp, Sr. Notes, 10.500%, 11/15/06 ....................................       495,000
                                                                                                     -----------
              PUBLISHING -- 1.8%
    500,000   American Media Operation, Sr. Sub. Notes, 10.250%, 05/01/09 ........................       488,750
                                                                                                     -----------
              FOOD DRUG RETAILER -- 1.2%
    400,000   Stater Brothers Holdings, Sr. Notes, 10.750%, 08/15/06 .............................       330,000
                                                                                                     -----------
              INDUSTRIAL EQUIPMENT -- 0.8%
    300,000   Blount, Inc., Sr. Sub. Notes, 13.000%, 08/01/09 ....................................       232,500
                                                                                                     -----------
              FOOD PRODUCTS -- 0.5%
    150,000   Smithfield Foods, Inc., Sr. Sub. Notes, 7.625%, 02/15/08 ...........................       140,813
                                                                                                     -----------
              TOTAL CORPORATE BONDS AND NOTES
                 (Cost $41,931,921) ..............................................................    35,957,210
                                                                                                     -----------


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF INVESTMENTS
DECEMBER 31, 2000

  PRINCIPAL                                                                                             VALUE
   AMOUNT                                                                                              (NOTE 1)
  -------                                                                                            -----------
 UNITED STATES GOVERNMENT SECURITIES -- 9.3%
              UNITED STATES TREASURY BILL:
$ 2,580,000   4.986%++, 01/11/01 .................................................................   $ 2,576,053
                                                                                                     -----------
              TOTAL UNITED STATES GOVERNMENT SECURITIES
                 (Cost $2,576,053) ...............................................................     2,576,053
                                                                                                     -----------
   SHARES
  -------
 COMMON STOCK -- 0.0%
      1,601   Harvest Foods, Inc. (cost $36) ** + ................................................         1,601
     53,518   Safety Components International, Inc. (cost $0)**+ .................................             0
                                                                                                     -----------
              TOTAL COMMON STOCK
                 (Cost $36) ......................................................................         1,601
                                                                                                     -----------
 WARRANTS -- 0.2%
      1,000   Globalstar Telecom, Warrants, expire 02/15/04 (cost $0) **+*** .....................            10
        500   Leap Wireless, Warrants, expire 04/15/10 (cost $0) **+*** ..........................        16,535
        700   MGC Communications, Inc., Warrants, expire 10/01/04 (cost $0) **+*** ...............        35,000
      1,000   Pliant Corp., Warrants, expire 06/01/10 (cost $0) **+*** ...........................        10,000
        700   Railamerica, Inc., Warrants, expire 08/15/10 (cost $0) **+ .........................           700
                                                                                                     -----------
              TOTAL WARRANTS                                                                              62,245
                                                                                                     -----------
TOTAL INVESTMENTS (Cost $44,508,010*) ...................................................   139.3%    38,597,109
OTHER ASSETS AND LIABILITIES (NET) ......................................................   (39.3)   (10,889,741)
                                                                                            -----    -----------
NET ASSETS ..............................................................................   100.0%   $27,707,368
                                                                                            =====    ============
-------------------------

   * Aggregate cost for Federal income tax purposes.
  ** Non-income producing security.
 *** Security  purchased in a transaction  exempt from  registration  under Rule
     144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
   + Securities for which market quotations are not readily available are valued by or at the direction of the Board of Trustees. Parenthetical disclosure includes the cost of the security. The total fair value of such securities at December 31, 2000 is $63,846 which represents 0.230% of total net assets.
  ++ Rate represents annualized yield at date of purchase.
 (a) Issuer in default.

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

ASSETS:
     Investments, at value (Cost $44,508,010)  (Note 1)
        See accompanying statement ................................................                   $ 38,597,109
     Cash .........................................................................                         38,273
     Interest receivable ..........................................................                      1,105,144
                                                                                                      ------------
        Total Assets ..............................................................                     39,740,526

LIABILITIES:
     Notes payable (including accrued interest of $162,575)  (Note 5) .............   $10,912,575
     Payable for securities purchased .............................................     1,057,415
     Investment advisory fee payable (Note 2) .....................................        11,025
     Administration fee payable (Note 2) ..........................................         2,825
     Custodian fees payable (Note 2) ..............................................           792
     Accrued expenses and other payables ..........................................        48,526
                                                                                      -----------
        Total Liabilities .........................................................                     12,033,158
                                                                                                      ------------
NET ASSETS ........................................................................                   $ 27,707,368
                                                                                                      ============
NET ASSETS consist of:
     Accumulated net realized loss on investments sold ............................                   $(11,951,167)
     Unrealized depreciation of investments .......................................                     (5,910,901)
     Shares of beneficial interest, $0.01 per share par value,
        issued and outstanding 5,878,325 ..........................................                         58,783
     Paid-in capital in excess of par value .......................................                     45,510,653
                                                                                                      ------------
        Total Net Assets ..........................................................                   $ 27,707,368
                                                                                                      ============
NET ASSET VALUE PER SHARE
    ($27,707,368 (DIVIDE) 5,878,325 shares of beneficial interest outstanding) ....                   $       4.71
                                                                                                      ============


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

INVESTMENT INCOME:
    Interest .........................................................................                $  5,130,582
                                                                                                      ------------
      Total Investment Income ........................................................                   5,130,582
EXPENSES:
    Interest expense (Note 5) ........................................................   $916,371
    Investment advisory fee (Note 2) .................................................    171,186
    Miscellaneous ....................................................................     46,591
    Legal and audit fees .............................................................     62,558
    Trustees' fees and expenses (Note 2) .............................................     47,915
    Administration fee (Note 2) ......................................................     40,000
    Custodian fees (Note 2) ..........................................................     12,350
    Shareholder servicing agent fees (Note 2) ........................................     35,173
                                                                                         --------
      Total Expenses .................................................................                   1,332,144
                                                                                                      ------------
NET INVESTMENT INCOME ................................................................                   3,798,438
                                                                                                      ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
    (Notes 1 and 3):
      Net realized loss on investments sold during the year ..........................                  (8,136,905)
      Net unrealized depreciation of investments during the year .....................                  (2,286,807)
                                                                                                      ------------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS ......................................                 (10,423,712)
                                                                                                      ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .................................                $ (6,625,274)
                                                                                                      ============

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2000

NET INCREASE IN CASH:
Cash flows from operating activities:
     Interest received ..........................................................    $  5,487,598
     Operating expenses paid ....................................................        (417,699)
                                                                                     ------------
Net cash provided by operating activities .......................................                    $ 5,069,899
Cash flows from investing activities:
     Increase in short-term securities, net .....................................      (1,958,755)
     Purchases of long-term securities ..........................................     (50,402,007)
     Proceeds from sales of long-term securities ................................      54,064,778
                                                                                     ------------
Net cash used in investing activities ...........................................                      1,704,016
                                                                                                     -----------
Net cash  provided by operating and investing  activities .......................                      6,773,915
Cash flows from financing activities:
     Interest payments on notes payable .........................................        (930,880)
     Principal payments on notes payable ........................................      (1,750,000)
     Cash dividends paid ........................................................      (4,056,106)
                                                                                     ------------
Net cash used in financing activities ...........................................                     (6,736,986)
                                                                                                     -----------
Net increase in cash ............................................................                         36,929
Cash -- beginning of year .......................................................                          1,344
                                                                                                     -----------
Cash -- end of year .............................................................                    $    38,273
                                                                                                     ===========
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING AND
   INVESTING ACTIVITIES:
Net decrease in net assets resulting from operations ............................                    $(6,625,274)
     Interest expense ...........................................................         916,371
     Decrease in investments ....................................................      11,070,315
     Decrease in interest receivable ............................................         357,016
     Decrease in prepaid expenses ...............................................           2,146
     Decrease in investment advisory fee payable ................................          (6,866)
     Decrease in administration fee payable .....................................            (508)
     Decrease in custodian fee payable ..........................................          (1,586)
     Increase in payable for securities purchased ...............................       1,057,415
     Increase in accrued expenses and other payables ............................           4,886
                                                                                     ------------
              Total adjustments .................................................                     13,399,189
                                                                                                     -----------
Net cash provided by operating and investing activities .........................                    $ 6,773,915
                                                                                                     ===========

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
STATEMENTS OF CHANGES IN NET ASSETS

                                                                            YEAR ENDED         YEAR ENDED
                                                                         DECEMBER 31, 2000  DECEMBER 31, 1999
                                                                         -----------------  -----------------
Net investment income ..................................................    $  3,798,438       $ 4,246,404
Net realized loss on investments sold during the year ..................      (8,136,905)         (355,116)
Net unrealized depreciation of investments during the year .............      (2,286,807)       (1,968,740)
                                                                            ------------       -----------

Net increase/(decrease) in net assets resulting from operations ........      (6,625,274)        1,922,548
Distributions to shareholders from net investment income ...............      (3,704,775)       (4,173,046)
Distributions to shareholders from return of capital ...................        (351,331)                0
Net increase in net assets from Fund share transactions (Note 4) .......               0            72,647
                                                                            ------------       -----------
Net decrease in net assets .............................................     (10,681,380)       (2,177,851)
NET ASSETS:
Beginning of year ......................................................      38,388,748        40,566,599
                                                                            ------------       -----------
End of year ............................................................    $ 27,707,368       $38,388,748
                                                                            ============       ===========


                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR.

                                 YEAR      YEAR      YEAR       YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                 ENDED     ENDED     ENDED      ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/00  12/31/99  12/31/98*  12/31/97  12/31/96  12/31/95  12/31/94  12/31/93  12/31/92  12/31/91
                               --------  --------  ---------  --------  --------  --------  --------  --------  --------  --------
Operating performance:
Net asset value, beginning
   of year ................    $  6.53    $  6.91   $  7.96   $  7.69   $  7.32    $  7.11   $  8.02   $  7.58   $  7.10   $  5.65
                               -------    -------   -------   -------   -------    -------   -------   -------   -------   -------
Net investment income .....       0.69       0.72      0.71      0.78      0.78       0.77      0.82      0.87      0.83      0.84

Net realized and
   unrealized gain/(loss)
   on investments .........      (1.82)     (0.39)    (1.07)     0.30      0.36       0.23     (0.89)     0.71      0.46      1.44
                               -------    -------   -------   -------   -------    -------   -------   -------   -------   -------
Net increase/(decrease) in
   net assets resulting from
   investment operations ..      (1.13)      0.33     (0.36)     1.08      1.14       1.00     (0.07)     1.58      1.29      2.28
Change in net asset value
   from Fund share
   transaction ............         --         --        --        --        --         --        --     (0.31)       --        --
Distributions:
Dividends from net
   investment income ......      (0.63)     (0.71)    (0.69)    (0.78)    (0.77)     (0.79)    (0.84)    (0.83)    (0.81)    (0.83)
Dividends in excess of net
   investment income ......      (0.06)        --        --     (0.03)       --         --        --        --        --        --
                               -------    -------   -------   -------   -------    -------   -------   -------   -------   -------
Total from distributions ..      (0.69)     (0.71)    (0.69)    (0.81)    (0.77)     (0.79)    (0.84)    (0.83)    (0.81)    (0.83)
                               -------    -------   -------   -------   -------    -------   -------   -------   -------   -------
Net asset value, end of
   year ...................    $  4.71    $  6.53   $  6.91   $  7.96   $  7.69    $  7.32   $  7.11   $  8.02   $  7.58   $  7.10
                               =======    =======   =======   =======   =======    =======   =======   =======   =======   =======
Market value, end of
   year ...................    $ 4.875    $ 5.250   $ 7.190   $ 8.313   $ 8.125    $ 7.875  $  7.125   $ 7.875   $ 7.500   $ 6.625
                               -------    -------   -------   -------   -------    -------   -------   -------   -------   -------
Total investment return ...       4.58%    (18.89)%   (5.45)%   13.31%    14.38%     22.72%     0.99%    16.55%(3) 25.70%    58.61%
                               =======    =======   =======   =======   =======    =======   =======   =======   =======   =======
Ratios to average net
   assets / supplemental data:
Net assets, end of year
   (in 000's) .............    $27,707    $38,389   $40,567   $45,848   $43,495    $40,636   $38,678   $42,901   $30,024   $28,015
Ratio of net investment
   income to average
   net assets .............      11.10%     10.76%     9.37%    10.08%    10.46%     10.32%    10.82%    11.17%    11.00%    12.59%
Ratio of operating expenses
   to average net assets ..       1.22%(2)   1.02%(2)  1.02%(2)  1.06%(2)  1.10%(2)   1.14%(2)  0.95%(2)  1.09%(2)  1.65%(2)  2.46%
Portfolio turnover rate (1)      118.8%      98.0%     62.4%    154.5%    172.2%      79.9%     50.6%    114.3%     40.6%     51.2%

---------------------------------------------------------------------------------------------------------------------------

   * On May 29, 1998 the Fund entered into a new investment advisory agreement with INVESCO (NY), Inc. (now known as INVESCO, Inc.) due to the acquisition of Chancellor LGT Asset Management, Inc. by AMVESCAP PLC.
 (1) This rate is, in general, the percentage computed by taking the lesser of the cost of purchases or proceeds from the sales portfolio securities for a period and dividing it by the monthly average value of such securities during the year, excluding short term securities.
 (2) The annualized operating expense ratio excludes interest expense. The annualized ratios including interest expense were 3.89%, 3.13%, 2.98%, 3.06%, 3.19%, 3.52%, 2.80%, 2.63% and 2.06% for the years ended December
     31, 2000, 1999, 1998, 1997, 1996, 1995, 1994, 1993, and 1992, respectively.
 (3) The total return for the year ended December 31, 1993, adjusted for the dilutive effect of the rights offering completed in August of 1993, is 21.07%.

                       See Notes to Financial Statements.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2000

1.   SIGNIFICANT ACCOUNTING POLICIES

      CIM High Yield Securities (the "Fund") was organized under the laws of the Commonwealth of Massachusetts on September 11, 1987 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

      PORTFOLIO VALUATION: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more independent pricing services approved by the Fund's Board of Trustees.

      Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day).

      Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Fund's Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost which approximates market value.

      SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including, where applicable, amortization of premium and accretion of discount on investments, is recorded on the accrual basis.

      DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund distributes monthly to shareholders substantially all of its net investment income. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

      FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Service applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax should be payable by the Fund.

      CASH FLOW INFORMATION: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

activities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

      USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

      The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with INVESCO, Inc. (the "Adviser"). The Advisory Agreement provides that the Fund will pay the Adviser a fee, computed and payable monthly, at the annual rate of .50% of the Fund's average weekly net assets. INVESCO (NY), Inc. was the Fund's investment adviser until January 1, 2000, when through a series of corporate transactions, INVESCO (NY), Inc. was merged into INVESCO, Inc. No "assignment" of the Advisory Agreement resulted from these transactions.

      The Fund has also entered into an Administration and Support Agreement with PFPC Inc. ("PFPC"), to provide all administrative services to the Fund other than those related to the investment decisions. PFPC is paid a fee computed and payable monthly at an annual rate of .09% of the Fund's average weekly net assets, but no less than $40,000 per annum.

      The Fund pays each Trustee not affiliated with the Adviser $6,000 per year plus $1,000 per meeting and committee meeting attended, and reimburses each such Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings. The Fund pays the actual out-of-pocket expenses of the Trustees affiliated with the Adviser relating to their attendance at such meetings.

      Boston Safe Deposit & Trust Company, an indirect wholly-owned subsidiary of Mellon Bank Corporation, serves as the Fund's custodian. PFPC serves as the Fund's shareholder servicing agent (transfer agent).

3.   PURCHASE AND SALES OF SECURITIES

      Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, during the year ended December 31, 2000, amounted to $51,459,422 and $54,064,778, respectively.

      At December 31, 2000, aggregate gross unrealized appreciation for all securities (other than restricted securities), in which there is an excess of value over tax cost amounted to $377,513, and the aggregate gross unrealized depreciation for all securities (other than restricted securities) in which there is an excess of tax cost over value amounted to $6,141,596.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

      At December 31, 2000, aggregate gross unrealized appreciation for restricted securities in which there is an excess of value over tax costs amounted to $86,870, and the aggregate gross unrealized depreciation for restricted securities in which there is an excess of tax cost over value amounted to $233,688.

4.   FUND SHARES

      The Fund has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares are authorized. Transactions in shares of beneficial interest were as follows:

                                                                      Year Ended                  Year Ended
                                                                   December 31, 2000           December 31, 1999
                                                                 ---------------------       ---------------------
                                                                 Shares         Amount       Shares        Amount
                                                                 ------         ------       ------        -------
Issued as reinvestment of dividends ........................       0              $0         10,529        $72,647
                                                                   -              --         ------        -------
Net increase ...............................................       0              $0         10,529        $72,647
                                                                   =              ==         ======        =======

5.   NOTES PAYABLE

      The Fund currently has a $12.5 million ("commitment amount") line of credit provided by Fleet National Bank (the "Bank") under an Amended Credit Agreement (the "Agreement") dated September 18, 1992, primarily to leverage its investment portfolio. Under this Agreement, the Fund may borrow up to the lesser of $12.5 million or 25% of its gross assets. Interest is payable at either the Bank's Base Rate or its applicable Money Market Rate, as selected by the Fund from time to time in its loan requests. The Fund is charged a commitment fee of one quarter of one percent per annum of the average daily unused commitment amount. The Agreement requires, among other provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the Fund shall not exceed 30%. At December 31, 2000, the Fund had borrowings of $10,750,000 outstanding under this Agreement. During the year ended December 31, 2000, the Fund had an average outstanding daily balance of $11,799,863 with interest rates ranging from 6.5625% to 7.9400% and average debt per share of $2.01. For the year ended December 31, 2000, interest expense totaled $916,371 under this Agreement.

6.   CAPITAL LOSS CARRYFORWARD

      Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

      At December 31, 2000, the Fund had available for Federal tax purposes unused capital loss carryforwards of $330,065, $679,423, $253,172, $2,499,736,
$133,391 and  $4,838,652  expiring in 2002,  2003,  2004,  2006,  2007 and 2008, respectively.

CIM HIGH YIELD SECURITIES
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7.   CONCENTRATION OF RISK

      The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (below investment-grade bonds). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.

8.   PORTFOLIO MANAGER CHANGES (UNAUDITED)

      In August, 2000, Martha Metcalf became the Portfolio Manager for the Fund. Prior to joining INVESCO, Inc., Ms. Metcalf was Vice President and Portfolio Manager for J.P. Morgan Investment Management, Inc. From April, 1999 through August, 2000 the Portfolio Manager was John Fenn.

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of CIM High Yield Securities:

     We have audited the accompanying statement of assets and liabilities, including the statement of investments, of CIM High Yield Securities, as of December 31, 2000, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended and financial highlights for each of the years in the ten year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of CIM High Yield Securities as of December 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the ten-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                              /S/SIGNATURE

Philadelphia, Pennsylvania
February 2, 2001

To Shareholders of CIM High Yield Securities (the "Fund")
About the Fund's Dividend Reinvestment Plan

     Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders of the Fund ("Shareholders") whose shares are registered in their own name will automatically have all dividends and other distributions reinvested in additional shares of the Fund by PFPC (the "Agent") as agent under the Plan, unless such Shareholder terminates participation in the Plan as provided below. Shareholders whose shares are registered in the name of a broker-dealer or other nominee (i.e., in "Street Name") will not participate in the Plan unless the requisite election is made by the broker-dealer and only if such a service is provided by the broker-dealer. Shareholders who own Fund shares registered in Street Name and who desire that their distributions be reinvested should consult their broker-dealers. Shareholders who do not participate in the Plan will receive all distributions by check mailed directly to the Shareholder by the Agent.

     Whenever the Fund declares a capital gains distribution or an income dividend payable in shares or cash, participating Shareholders will take such distribution or dividend entirely in shares and the Agent shall automatically receive such shares, including fractions, for the Shareholder's account, except in the circumstances described in the paragraph below.

     Whenever the market price of the shares on the record date for the dividend or distribution is equal to or exceeds their net asset value, participants will be issued shares of the Fund at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting or other costs which the Fund would otherwise be required to incur to raise additional capital. If net asset value exceeds the market price of Fund shares at such time or if the Fund should declare a dividend or other distribution payable only in cash, the Agent will buy Fund shares in the open market, on the American Stock Exchange (the "Exchange") or elsewhere, for the Shareholder's account. If before the Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

     For all purposes of the Plan: (a) the market price of the Fund shares on a particular date shall be the last sales price on the Exchange on the close of the previous trading day or, if there is no sale on the Exchange on that date, then the mean between the closing bid and asked quotations for such stock on the Exchange on such date and (b) net asset value per Fund shares on a particular date shall be as determined by or on behalf of the Fund.

     The Fund will not charge participants for reinvesting dividends or distributions. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, Shareholders will be charged a pro rata share of brokerage commissions incurred by the Agent on all open market purchases. In addition, Shareholders requesting certificates or redeeming shares issued under the Plan will be charged a $5.00 service fee by the Agent.

     The automatic reinvestment of dividends and capital gains distributions does not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Distributions of net investment income and net realized capital gains, if any, will be taxable, whether received in cash or reinvested in shares under the Plan. When distributions are received in the form of shares issued by the Fund (as opposed to purchased on the open market) under such Plan, however, the amount of the distribution deemed to have been received by participating Shareholders is the fair market value of the shares received rather than the amount of cash which would otherwise have been received. In such case, participating Shareholders will have a basis for federal income tax purposes in each share received from the Fund equal to the fair market value of such share on the payment date.

     A Shareholder may terminate participation in the Plan at any time by notifying the Agent in writing. Such termination will become effective immediately if notice is received by the Agent not less than 10 business days before the next following dividend or distribution record date. Otherwise, the termination will be effective, with respect to any subsequent dividend or distributions, on the first trading day after the dividend paid for such record date has been credited to the Shareholder's account. Upon any termination the Agent will, upon the request of the Shareholder, cause a certificate or certificates for the full shares held for the Shareholder under the Plan and cash adjustment for any fraction to be delivered to her or him. If, upon termination, the Shareholder requests a certificate for shares held in the account, a $5.00 service fee will be charged to the Shareholder by the Agent. If the Shareholder elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of her or his shares and remit the proceeds to her or him, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions for this transaction from the proceeds.

     The Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution for which the record date is at least 90 days after written notice of the change is sent to the participants in the Plan.

      Information concerning the Plan may be obtained by calling PFPC Inc. at 1-800-331-1710, or by writing the Fund, c/o PFPC Inc., 101 Federal Street, Boston, MA 02110.

CIM HIGH YIELD SECURITIES
SHAREHOLDER VOTING RESULTS

      At the Annual Meeting of Shareholders, held on October 11, 2000, the following matters were voted on. Proposal Nos. 1 and 2 were approved, while Proposal No. 3 was not approved:


                                 PROPOSAL NO. 1

     The election of the following Trustee:

     TRUSTEE                    FOR              AGAINST          UNVOTED
     -------                    ---              -------          -------
     John F. Nickoll        5,312,505*           124,906          440,914

            *Represents 90.37% of the outstanding shares of the Fund.


                                 PROPOSAL NO. 2

     To ratify the election of KPMG LLP as the Fund's independent auditors:

      FOR                    AGAINST            ABSTAINED         UNVOTED
      ---                    -------            ---------         -------
      5,337,291**            37,221              62,900           440,913

           **Represents 90.80% of the outstanding shares of the Fund.


                                 PROPOSAL NO. 3

     To approve the conversion of the Fund from a closed-end Fund to an open-end Fund.

      FOR                    AGAINST            ABSTAINED         UNVOTED
      ---                    -------            ---------         -------
      744,082***            2,129,518            172,324         2,832,401

           ***Represents 12.66% of the outstanding shares of the Fund.

--------------------------------------------------------------------------------



                                                           CIM
================================================================================
                                                           HIGH YIELD SECURITIES



                                                                   Annual Report
                                                               December 31, 2000

This report is sent to shareholders of CIM
High Yield Securities for their information.
It is not a Prospectus, circular or
representation intended for use in the
purchase or sale of shares of the Fund or any securities mentioned in the report.

For Additional Information about
CIMHigh Yield Securities
Call 1-800-331-1710.

CIM 3192 2/01
--------------------------------------------------------------------------------